SUPPLEMENT DATED MAY 13, 2008
TO

PROSPECTUS DATED JULY 18, 2006
FOR MFS REGATTA

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

The formula for determining the market value adjustment contained in the prospectus under the section entitled "Market Value Adjustment" is hereby deleted and replaced by the following formula:

(1 + I	)	N/12	- 1
1 + J + .005

Please retain this supplement with your prospectus for future reference.

MFS Regatta (5/08)